CONSECO STOCKCAR STOCKS INDEX FUND

                       Supplement Dated February 11, 2002

                           to the Prospectus  and SAI

                             dated January 28, 2002


Harrah's Entertainment, Inc. (HET) is removed from the securities listed under the heading in the Prospectus, "CONSECO STOCKCAR STOCK INDEX".


The paragraph in the SAI under the heading titled, "SECURITIES TRANSACTIONS", is replaced as follows:

SECURITIES  TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of the order and the difficulty of execution, and the size of contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and services to the Fund. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), and the availability of securities or the purchasers or sellers of securities; economic factors and trends, and effecting securities transactions and performing functions incidental thereto, such as clearances, and settlement as required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the adviser may select brokers who provide research or other services or who sell shares of the Fund to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of the Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.